UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 7, 2013

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland	6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 41 (41) 761-65-55

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 7, 2013, Noble Corporation, a Swiss corporation (“Noble Swiss”), issued a press release announcing that Noble Swiss has determined that no exit withholding tax would be due as a result of the proposed merger (the “Merger”) to effect a change in place of incorporation of the publicly traded parent company of the Noble group of companies from Switzerland to the United Kingdom.

As disclosed in the definitive proxy statement/prospectus dated September 5, 2013, filed by Noble Swiss and Noble Corporation Limited (“Noble UK”) relating to the Merger, one of the conditions to the closing of the Merger is that no exit withholding tax would be payable under Swiss law as a result of the Merger. Noble Swiss believes that the Merger condition will be satisfied, and will proceed with the extraordinary general meeting of shareholders as scheduled on October 11, 2013. The calculation by Noble Swiss is subject to final confirmation by the Swiss federal tax authorities, which Noble Swiss must receive before it can cause the Merger to become effective. Noble Swiss expects to receive the confirmation by not later than October 21, 2013. For more information about the calculation of exit withholding tax, see “Material Tax Considerations — Swiss Tax Considerations” in the Noble Swiss definitive proxy statement/prospectus relating to the upcoming shareholders meeting.

The press release issued by Noble Swiss announcing the exit withholding tax calculation is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report and the exhibit hereto may contain “forward-looking statements” about the business, financial performance and prospects of Noble Swiss. Statements about Noble Swiss’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding confirmation of the exit withholding tax calculation by the Swiss federal tax authorities and timing thereof, are forward-looking statements that involve risks, uncertainties and assumptions. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of some of these factors, including risks and uncertainties, is set forth from time to time in Noble Swiss’s filings with the Securities and Exchange Commission (the “SEC”).

Important Additional Information Regarding the Reorganization will be Filed with the SEC

In connection with the proposed change in the place of incorporation, Noble Swiss and Noble UK have filed with the SEC a definitive joint proxy statement/prospectus, and each of Noble Swiss and Noble UK have filed and will file documents with the SEC which contain other relevant materials in connection with the proposed change in the place of incorporation. The definitive proxy statement/prospectus was mailed to the shareholders of Noble Swiss on or about September 6, 2013. PRIOR TO MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY AND ANY OTHER MATERIALS FILED BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NOBLE SWISS AND ITS CHANGE IN PLACE OF INCORPORATION. Investors may obtain a free copy of the proxy statement/prospectus and other relevant documents filed with the SEC from the SEC’s web site at www.sec.gov or at the Noble Swiss website at www.noblecorp.com. Investors may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents by directing a request by mail or telephone to Investor Relations, Noble Corporation, Dorfstrasse 19A, 6340 Baar, Zug, Switzerland, telephone 41(41)761-65-55.

Participants in Solicitation

Noble Swiss and its directors and officers may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the reorganization. Information about these persons is set forth in the proxy statement relating to its 2013 Annual General Meeting of Shareholders, as filed with the SEC on March 11, 2013, and in any documents subsequently filed by the directors and officers of Noble Swiss under the Securities Exchange Act of 1934, as amended. Investors may obtain additional information regarding the interests of such persons, which may be different than those of the shareholders of Noble Swiss generally, by reading the definitive proxy statement/prospectus and other relevant documents regarding the change in place of incorporation of Noble Swiss that are filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press Release dated October 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation
Date: October 7, 2013
	By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press Release dated October 7, 2013.

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